UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23591

NB Private Markets Access Fund LLC

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip code)

Patrick Deaton, Chief Operating Officer

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Private Markets Access Fund LLC
(Formerly, NB Crossroads Private Markets Access Fund LLC)
Annual Report
For the year ended March 31, 2024

NB Private Markets Access Fund LLC
(Unaudited)

Private Equity Market Update
In 2023 and through the first quarter of 2024, the U.S. economy averted a recession and continued to grow steadily despite many predictions to the contrary. Real GDP growth was reported at 2.5% in 2023 vs. 1.9% in 2022,1 while the unemployment rate remained impressively low at 3.6% in 2023 (flat vs. 2022), which we believe reflected the strength of the labor market and the U.S. economy as a whole.2 This was particularly remarkable in light of the U.S. Federal Reserve’s continued efforts to combat inflation through a series of interest rate hikes that started in 2022 and continued with four additional quarter-point rate hikes to the federal funds rate in 2023. As a result, inflation moderated in the U.S., despite some uncertain data points in the first quarter of 2024.
During the first half of 2023, the U.S. private equity market saw a continuation of the cautious yet strategic investment activity that characterized the latter part of 2022. Total deal volumes declined considerably compared to the prior year, with deal count down 18% and deal volume down 31%.3 While 2023 exit volumes fell 8% and exit count fell 14% vs. the prior year, exit activity saw a gradual improvement in the latter half of 2023, as market conditions began to stabilize with Q4 2023 exit volumes and exit count up 36% and 3%, respectively.3 However, fundraising activity in 2023 remained remarkably steadfast, with total capital raised surpassing $300 billion for the first time, but the number of funds raised fell 15% vs. 2022, reverting in line with pre-pandemic levels and reflecting limited partner (“LP”) selectiveness and preference for more scaled and proven managers in a more discerning fundraising environment.4
Looking ahead, we expect several pivotal shifts in the U.S. private equity landscape. The quality of deals has remained high so far in 2024 and is expected to grow as general partners (“GPs”) are highly focused on monetizing mature, proven assets that have the potential to generate attractive returns for LPs in the near term. While we anticipate buyers will remain highly selective given the changing macro-economic landscape, GPs may explore many of the other avenues for generating liquidity, including debt refinancings, minority equity sales/recapitalizations, preferred stock, and secondaries. We believe more attractive financing packages, moderated valuations and continued high-quality assets in the market should translate into more meaningful private equity investment during 2024. At the same time, we continue to expect headwinds for fundraising for much of the year, but as distributions from exit activity start to arrive with LPs, we may see a rebound of fundraising later in the year.
Private Equity Investment Activity
In 2023, $405 billion was invested in the U.S. private equity market, marking a continuation of the decline from the $588 billion invested in 2022 and the $726 billion in 2021 and a reversion to a more “normalized” year of capital deployment compared to historical levels closer to ~$400 billion of annual investment activity.5 Deal activity further decreased as GPs faced heightened scrutiny from lenders amidst rising interest rates and a tightening credit market. This led to a shift towards smaller transaction sizes with less leverage and an increased reliance on alternative financing sources beyond traditional bank loans. Middle market deals with enterprise values equal to or less than $1 billion grew from 50% to 55% of total deal volumes compared to the prior year while deals with enterprise values north of $1 billion decreased from 40% to 35% of total deal volumes compared to the prior year. The number of leveraged buyout and add-on transactions declined more than 25% versus the prior year, while growth equity remained more resilient with deal count outpacing leveraged buyout deals for the first time.3
While public to private transactions remained a notable aspect in terms of deal count in 2023 (nearly flat vs. 2022), public to private deal values declined 45% vs. 2022.5 Take private transaction values significantly

1
Bureau of Economic Analysis, as of April 9, 2024.

2
Bureau of Labor Statistics, as of April 9, 2024.

3
PitchBook 2023 Annual US PE Breakdown.

4
Preqin, as of April 4, 2024.

5
PitchBook, as of April 4, 2024.

NB Private Markets Access Fund LLC
(Unaudited)

declined as GPs targeted smaller public companies due to more attractive public valuations and digestible equity check sizes in a debt-constrained environment. Corporate carveout investment activity accelerated in the latter half of the year driven by large corporations looking to optimize their business segments as economic conditions stabilized and GPs pursued attractive valuations. By Q4 2023, corporate carveouts had recovered to 10.7% of leveraged buyouts from a deal count perspective, above the recent Q4 2021 low of 5.8% and the 2017 – 2019 average of 10.1%.3

TOTAL US PRIVATE EQUITY VOLUME 2007 – 2023
Volume ($ in Billions)
# of Transactions
$1,200
$1,000
$800
$600
$400
$200
$0
12,000
10,000
8,000
6,000
4,000
2,000
0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
$684 $246 $106 $180 $214 $238 $291 $379 $349 $427 $395 $398 $416 $382 $726 $588 $405
4,118 3,250 2,302 3,313 3,663 4,200 4,081 5,071 5,473 5,532 6,062 6,860 7,006 7,364 11,071 9,780 8,050
Buyout / LBO Volume
Other Volume
Deal Count

*Source: PitchBook as of 2023 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management.*

Private Equity Outlook for 2024
We believe the current environment offers significant opportunity for investors who have capital to invest in this capital-constrained market, and we have seen attractive investment opportunities up and down the capital stack and at various points in the ownership cycle. Looking ahead to the rest of 2024, we expect several pivotal shifts in the private equity landscape, given the focus by GPs on monetizing mature, in demand assets. This has meaningfully increased the number of companies GPs have in market and/or plan to take to market. We anticipate that buyers will continue to prefer high-quality assets with clear opportunities for growth, particularly given the uncertainty surrounding upcoming elections, stickier inflation, and higher interest rates. The market is evolving in terms of exit paths that GPs can pursue for their companies, and full sales are not the only option. In particular, we have seen preferred equity, mid-life co-investments, and GP-led secondary transactions increase in popularity as a means for sellers to get at least partial liquidity to LPs, and we expect those transactions to remain popular for the duration of 2024.
Fund Overview
NB Private Markets Access Fund LLC’s (“NB Access Fund” or the “Fund”) investment objective is to seek to provide attractive, long-term capital appreciation by investing primarily in an actively managed portfolio of private equity investments. The Fund’s private equity investments focus on direct co-investments and GP-led secondaries. The Fund also invests a portion of its assets in a portfolio of cash and cash equivalents and liquid fixed-income securities to maintain a degree of liquidity.
Neuberger Berman Investment Advisers LLC serves as the Fund’s investment adviser and has engaged NB Alternatives Advisers LLC (“NB Private Markets”) as sub-adviser to assist with investment decisions. The strategy for the NB Access Fund is predicated on identifying and selecting top-performing private equity

NB Private Markets Access Fund LLC
(Unaudited)

investments and diversifying appropriately across asset classes, vintage years and pace of capital deployment, maturity and stage of companies, geographies and industries. In addition, when determining proper diversification for its private equity portfolio, NB Private Markets analyzes the private equity marketplace and appropriately weights capital allocations to those sectors with the most promising opportunities.
The NB Access Fund commenced investment operations in January 2021. As of March 31, 2024, the Fund had approximately $943 million in net assets, up from approximately $425.9 million as of March 31, 2023, and is invested in 66 private equity transactions alongside 54 private equity sponsors. We believe the Fund’s underlying private equity portfolio is comprised of investments alongside experienced private equity managers in portfolio companies that are backed by long-term secular growth trends that should remain resilient through market cycles.
The NB Access Fund’s Institutional Share Class generated a 6.93% total return on a NAV basis for the fiscal year ended March 31, 2024. This was driven by the performance of the Fund’s largest investments, as its top ten investments — measured in terms of dollar value appreciation — increased in value by $33.6 million, or 57% of the total increase in value. These ten investments were broadly diversified across vintage year, industry, private equity sponsor and strategy. Valuation increases were generally the result of strong operating performance from the underlying portfolio companies, with several companies meaningfully growing revenue and EBITDA over the fiscal year ended March 31, 2024, both organically and through M&A. In addition, there were several companies benefitting from strong EBITDA growth, driven by operational improvements, cost efficiencies, a focus on profitable growth and additional scale. Within the private equity portfolio, six investments detracted from performance. In aggregate, these six investments decreased in value by approximately $4.3 million, and two investments represented approximately two-thirds of this decline. Both businesses faced more challenging headwinds in their respective markets, resulting in more mixed operating performance during the year. However, in both cases, we believe the sponsor private equity managers are taking the needed corrective actions to stabilize operations to position the companies for potential growth.
The Fund’s liquidity portfolio, which consists of cash and cash equivalents and liquid fixed-income securities that the Fund holds for prudent liquidity management purposes, returned approximately 5.6% for the fiscal year ended March 31, 2024. Performance was primarily driven by the portfolio’s allocation to U.S. Treasury Bills and other short-term cash equivalents.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.
Fund Performance — Average Annual Total Return Ended 3/31/2024
NB Private Markets Access Fund LLC	1 Year	Since Inception
Institutional Class (at NAV)(1)	6.93%	7.99%
Class A-1 (at NAV)(2)	6.18%	7.48%
Class A-2 (at NAV)(2)	6.18%	7.48%
Class A-1 (with sales load)(3)	2.46%	6.29%
MSCI World Index (Net)(4)	25.11%	9.36%

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes an investor would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”). The Fund offers its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.
(1)
Institutional Class commenced operations on January 19, 2021.

(2)
Class A-1 and Class A-2 commenced operations on March 1, 2022. The performance information for

NB Private Markets Access Fund LLC
(Unaudited)

Class A-1 and A-2 prior to each class’s inception date is that of the Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A-1 Shares but has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has lower expenses and typically higher returns than Class A-1 and Class A-2.
(3)
Class A-1 with sales load return is calculated using the maximum sales charge of 3.50%.

(4)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

Growth of a $50,000 Investment
This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since commencement of operations through March 31, 2024. The required minimum initial capital commitment by an investor in the Fund is $50,000. The results shown in the graph reflect the reinvestment of Fund distributions, if any. The results do not reflect the effect of taxes an investor would pay on Fund distributions. The result is compared with a broad-based market index  —  the MSCI World Index (Net). The market index has not been reduced to reflect any of the fees and costs of investing.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Managers. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. This practice also does not generally result in a return of capital to investors.

NB Private Markets Access Fund LLC
For The Year Ended March 31, 2024

NB Private Markets Access Fund LLC
Consolidated Statement of Assets and Liabilities
As of March 31, 2024

Assets
Investments, at fair value (cost of $872,152,395)	$990,180,720
Cash and cash equivalents	11,400,509
Receivable for investments sold	13,009
Interest receivable	1,354,453
Other assets	15,158
Total Assets	$1,002,963,849
Liabilities
Contributions received in advance	$49,801,963
Advisory fee payable	3,345,431
Incentive fee payable	2,289,902
Deferred tax fee payable	1,768,343
Due to Shareholder	1,305,753
Professional fees payable	689,265
Distribution fee payable	512,209
Accounting and administration service fees payable	350,868
Due to Affiliate	253,450
Other payables	178,848
Total Liabilities	$60,496,032
Commitments and contingencies (See Note 5)
Net Assets at Value	$942,467,817
Net Assets Consist of:
Paid-in capital	835,659,201
Total distributable earnings	106,808,616
Net Assets at Value	$942,467,817
Net Assets:
Institutional Class	$618,240,585
Class A-1	117,754
Class A-2	324,109,478
Shares outstanding:
Institutional Class Shares	49,164,087
Class A-1 Shares	9,474
Class A-2 Shares	26,077,213
Net asset value per share:
Institutional Class	$12.58
Class A-1	12.43
Maximum offering price per share*	12.88
Class A-2	12.43

*
Includes a sales charge of up to 3.50%.

The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
ASSET-BACKED SECURITIES – 2.73%
American Express Credit Account Master Trust	0.90%	11/15/2026	800,000	$774,689	$776,628
American Express Credit Account Master Trust	3.75%	08/15/2027	375,000	366,623	367,796
Amur Equipment Finance Receivables X LLC(A)	1.64%	10/20/2027	244,612	238,132	238,792
Amur Equipment Finance Receivables XII LLC(A)	6.09%	12/20/2029	407,984	411,575	410,457
Avis Budget Rental Car Funding AESOP LLC(A)	2.36%	03/20/2026	300,000	291,866	292,815
BA Credit Card Trust	3.53%	11/15/2027	770,000	756,561	754,608
BA Credit Card Trust	5.00%	04/17/2028	250,000	254,065	249,450
BMW Vehicle Owner Trust 2023-A	5.72%	04/27/2026	169,727	169,943	169,856
Capital One Multi-Asset Execution Trust	2.80%	03/15/2027	185,000	180,640	180,575
Capital One Prime Auto Receivables Trust 2023-1	4.87%	02/15/2028	439,000	439,950	436,314
CARDS II Trust(A)	0.60%	04/15/2027	100,000	96,725	99,794
Carmax Auto Owner Trust 2023-3	5.92% (30-Day Average SOFR + 0.60%)	11/16/2026	560,331	561,310	560,935
CCG Receivables Trust 2022-1(A)	3.91%	07/16/2029	209,913	207,396	207,363
CCG Receivables Trust 2023-1(A)	5.82%	09/16/2030	85,986	86,226	86,274
Citizens Auto Receivables Trust 2024-1(A)	5.11%	04/17/2028	750,000	749,569	749,252
CNH Equipment Trust 2022-C	5.15%	04/17/2028	416,000	416,065	415,497
CNH Equipment Trust 2023-B	5.90%	02/16/2027	299,000	300,592	299,654
CNH Equipment Trust 2024-A	5.19%	07/15/2027	102,000	101,993	101,785
Dell Equipment Finance Trust 2023-3(A)	6.10%	04/23/2029	640,000	644,280	641,998
DLLAA 2023-1 LLC(A)	5.93%	07/20/2026	399,743	401,097	400,457
DLLMT 2023-1 LLC(A)	5.78%	11/20/2025	76,985	76,981	76,962
DLLST 2024-1 LLC(A)	5.33%	01/20/2026	60,000	60,000	59,866
Evergreen Credit Card Trust(A)	0.90%	10/15/2026	100,000	95,899	97,537
Ford Credit Auto Owner Trust 2023-A	5.14%	03/15/2026	165,266	165,024	164,936
Ford Credit Auto Lease Trust 2023-B	5.90%	02/15/2026	553,000	554,768	553,849
Ford Credit Auto Lease Trust 2024-A	5.06%	05/15/2027	159,000	158,984	158,787
Ford Credit Auto Owner Trust 2024-A	5.68% (30-Day Average SOFR + 3.36%)	01/15/2027	1,266,000	1,266,000	1,266,246
GM Financial Automobile Leasing Trust 2022-2	3.42%	06/20/2025	92,611	91,680	92,289
GM Financial Automobile Leasing Trust 2023-3	5.58%	01/20/2026	1,163,709	1,165,098	1,163,749
Gracie Point International Funding 2024-1 LLC(A)	7.06% (90-Day Average SOFR + 1.70%)	03/01/2028	415,000	416,151	416,070
GreatAmerica Leasing Receivables Funding LLC Series 2021-2(A)	0.67%	07/15/2025	336,376	329,959	330,294
GreatAmerica Leasing Receivables(A)	5.32%	08/17/2026	151,000	150,987	150,742
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
Harley-Davidson Motorcycle Trust 2023-B	5.92%	12/15/2026	289,694	290,862	290,166
Honda Auto Receivables 2023-3 Owner Trust	5.41%	02/18/2028	1,150,000	1,164,105	1,155,684
HPEFS Equipment Trust 2023-2(A)	6.04%	01/21/2031	575,000	579,053	577,208
John Deere Owner Trust 2023-B	5.18%	03/15/2028	752,000	752,840	752,271
John Deere Owner Trust 2024	5.69% (30-Day Average SOFR + 3.37%)	02/16/2027	990,000	990,000	990,212
JP Morgan Mortgage Trust 2023-HE3	6.92% (30-Day Average SOFR + 1.60%)	05/25/2054	271,258	272,279	272,975
Master Credit Card Trust II(A)	1.66%	07/21/2026	300,000	287,824	290,834
Mercedes-Benz Auto Lease Trust 2023-A	5.24%	11/17/2025	74,086	74,086	73,985
Mercedes-Benz Auto Lease Trust 2023-A	4.74%	01/15/2027	1,500,000	1,491,187	1,490,839
MMAF Equipment Finance LLC 2022-A(A)	3.20%	01/13/2028	103,653	100,363	101,189
MMAF Equipment Finance LLC 2024-A(A)	5.20%	09/13/2027	115,000	115,000	114,691
MVW 2021-2 LLC(A)	1.43%	05/20/2039	694,981	644,110	642,110
Navient Private Education Refi Loan Trust 2021-C(A)	1.06%	10/15/2069	482,127	424,763	423,818
Navient Private Education Refi Loan Trust 2021-E(A)	0.97%	12/16/2069	826,531	714,924	714,738
Navient Private Education Refi Loan Trust 2021-F(A)	1.11%	02/18/2070	97,749	84,577	83,499
Nissan Auto Lease Trust 2023-A	5.10%	03/17/2025	94,117	94,010	94,067
OCCU Auto Receivables Trust 2022-1(A)	5.50%	10/15/2027	300,000	298,740	299,574
OneMain Financial Issuance Trust 2022-2(A)	4.89%	10/14/2034	600,000	595,346	595,731
PFS Financing Corp(A)	0.71%	04/15/2026	100,000	96,768	99,792
PFS Financing Corp(A)	3.89%	05/15/2027	300,000	295,034	294,828
Porsche Financial Auto Securitization Trust 2023-1(A)	5.42%	12/22/2026	171,624	171,491	171,533
Porsche Financial Auto Securitization Trust 2023-2(A)	5.88%	11/23/2026	985,130	989,292	986,303
Prestige Auto Receivables Trust 2021-1(A)	1.53%	02/15/2028	196,000	186,223	187,996
SBA Tower Trust(A)	2.84%	01/15/2025	125,000	125,000	122,003
Sofi Professional Loan Program 2019-C LLC(A)	2.37%	11/16/2048	137,970	129,321	129,078
T-Mobile US Trust 2022-1(A)	4.91%	05/22/2028	645,000	644,487	641,992
Towd Point Mortgage Trust 2017-5	6.04% (1-Month SOFR + 0.71%)	02/25/2057	148,599	147,856	150,995
Towd Point Mortgage Trust 2018-5	3.25%	07/25/2058	221,609	214,966	214,530
Towd Point Mortgage Trust 2020-4	1.75%	10/25/2060	258,858	230,059	227,269
Toyota Auto Receivables 2023-B Owner Trust	5.28%	05/15/2026	124,672	124,669	124,517
Toyota Auto Receivables 2023-D Owner Trust	5.80%	11/16/2026	370,000	372,533	370,912
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
Verizon Master Trust	5.23%	11/22/2027	200,000	200,875	199,555
Verizon Master Trust	4.49%	01/22/2029	450,000	445,731	444,768
Westlake Automobile Receivables Trust 2024-1(A)	5.44%	05/17/2027	347,000	346,983	346,774
World Omni Auto Receivables Trust 2023-A	5.18%	07/15/2026	101,837	101,572	101,708
World Omni Auto Receivables Trust 2022-C	3.73%	03/16/2026	119,182	118,286	118,756
TOTAL ASSET-BACKED SECURITIES				25,896,043	25,868,527
BANK LOANS – 0.59%
Caesars Entertainment, Inc.	8.04% (1-Month SOFR + 2.75%)	02/01/2031	500,000	498,776	500,000
Central Parent, Inc.	9.31% (3-Month SOFR + 4.50%)	07/06/2029	497,494	496,353	498,802
Consolidated Communications, Inc.	8.94% (1-Month SOFR + 3.50%)	10/04/2027	630,000	630,000	596,534
Covia Holdings LLC	9.59% (3-Month SOFR + 4.00%)	07/31/2026	500,000	498,537	497,625
Flexera Software LLC	9.19% (1-Month SOFR + 3.75%)	03/03/2028	498,701	493,774	499,514
Ingram Micro, Inc.	8.57% (1-Month SOFR + 3.00%)	06/30/2028	371,501	366,528	371,966
Medline Borrower, L.P.	8.08% (1-Month SOFR + 2.75%)	10/23/2028	450,840	442,974	451,809
UKG, Inc.	8.81% (1-Month SOFR + 3.50%)	03/10/2031	750,000	749,063	753,563
UFC Holdings LLC	8.34% (1-Month SOFR + 2.75%)	04/29/2026	494,368	492,547	494,986
WaterBridge Midstream Operating LLC	11.34% (3-Month SOFR + 5.75%)	06/22/2026	494,819	492,672	494,972
William Morris Endeavor Entertainment LLC	8.19% (1-Month SOFR + 2.75%)	05/18/2025	486,484	484,633	485,875
TOTAL BANK LOANS				5,645,857	5,645,646
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.05%
Bank 2019-BNK19	3.07%	08/15/2061	300,000	283,490	284,836
Barclays Commercial Mortgage Trust 2019-C3	3.46%	05/15/2052	292,815	277,139	282,048
Banc of America Commercial Mortgage Trust 2015-UBS7	3.43%	09/15/2048	698,895	687,126	686,844
Benchmark 2018-B2 Mortgage Trust	3.78%	02/15/2051	150,590	146,175	146,892
Benchmark 2018-B4 Mortgage Trust	4.06%	07/15/2051	392,680	377,641	383,399
Cantor Commercial Real Estate Lending 2019-CF1	3.66%	05/15/2052	381,000	368,438	367,234
CD 2017-CD3 Mortgage Trust	3.45%	02/10/2050	586,916	571,813	569,127
CD 2017-CD6 Mortgage Trust	3.33%	11/13/2050	601,467	584,915	582,221
Cold Storage Trust 2020-ICE5(A)	6.34% (1-Month SOFR + 1.01%)	11/15/2037	294,897	294,246	294,252
COMM 2015-CCRE22 Mortgage Trust	3.14%	03/10/2048	556,045	550,666	551,896
CSAIL 2018-C14 Commercial Mortgage Trust	4.36%	11/15/2051	249,841	245,613	245,591
GS Mortgage Securities Trust 2016-GS4	3.28%	11/10/2049	562,756	548,475	549,453
GS Mortgage Securities Trust 2018-GS10	4.11%	07/10/2051	252,650	244,763	246,901
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
GS Mortgage Securities Trust 2019-GC40	3.04%	07/10/2052	225,000	208,779	212,362
JPMCC Commercial Mortgage Securities Trust 2017-JP6	3.28%	07/15/2050	300,832	290,637	290,927
Morgan Stanley Capital I Trust 2016-BNK2	2.86%	11/15/2049	375,963	364,319	363,857
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	3.40%	05/15/2050	575,018	562,147	562,320
UBS Commercial Mortgage Trust 2018-C15	4.20%	12/15/2051	766,523	751,419	743,600
Wells Fargo Commercial Mortgage Trust 2016-LC25	3.49%	12/15/2059	987,549	967,729	968,520
Wells Fargo Commercial Mortgage Trust 2018-C43	3.95%	03/15/2051	625,191	610,201	609,222
Wells Fargo Commercial Mortgage Trust 2019-C50	3.64%	05/15/2052	220,000	212,695	213,714
Wells Fargo Commercial Mortgage Trust 2019-C53	2.96%	10/15/2052	750,000	709,367	712,347
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				9,857,793	9,867,563
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS(A) – 1.30%
Chase Home Lending Mortgage Trust Series 2024-2	6.00%	02/25/2055	175,738	174,219	174,465
Connecticut Avenue Securities Trust 2022-R01	6.32% (30-Day Average SOFR + 1.00%)	12/25/2041	134,555	133,799	134,555
Connecticut Avenue Securities Trust 2024-R01	6.37% (30-Day Average SOFR + 1.05%)	01/25/2044	578,637	579,089	578,739
Connecticut Avenue Securities Trust 2021-R03	6.17% (30-Day Average SOFR + 0.85%)	12/25/2041	165,970	164,635	165,886
Connecticut Avenue Securities Trust 2023-R03	7.82% (30-Day Average SOFR + 2.50%)	04/25/2043	641,886	655,928	654,562
Connecticut Avenue Securities Trust 2022-R04	7.32% (30-Day Average SOFR + 2.00%)	03/25/2042	156,165	156,653	157,996
Connecticut Avenue Securities Trust 2022-R05	7.22% (30-Day Average SOFR + 1.90%)	04/25/2042	107,104	107,322	107,771
Connecticut Avenue Securities Trust 2023-R05	7.22% (30-Day Average SOFR + 1.90%)	06/25/2043	632,611	641,310	640,064
Connecticut Avenue Securities Trust 2023-R06	7.02% (30-Day Average SOFR + 1.70%)	07/25/2043	841,793	850,012	849,210
Connecticut Avenue Securities Trust 2022-R07	8.27% (30-Day Average SOFR + 2.95%)	06/25/2042	79,685	81,428	81,876
Connecticut Avenue Securities Trust 2023-R07	7.27% (30-Day Average SOFR + 1.95%)	09/25/2043	538,522	544,580	543,568
Connecticut Avenue Securities Trust 2022-R08	7.87% (30-Day Average SOFR + 2.55%)	07/25/2042	168,621	171,179	173,074
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
Connecticut Avenue Securities Trust 2022-R08	7.62% (30-Day Average SOFR + 2.30%)	01/25/2043	1,255,534	1,284,160	1,285,348
Freddie Mac STACR REMIC Trust 2023-HQA1	7.32% (30-Day Average SOFR + 2.00%)	05/25/2043	265,897	269,054	268,669
Freddie Mac STACR REMIC Trust 2024-HQA1	6.57% (30-Day Average SOFR + 1.25%)	03/25/2044	1,348,000	1,348,000	1,348,403
Freddie Mac STACR REMIC Trust 2021-HQA3	6.17% (30-Day Average SOFR + 0.85%)	09/25/2041	306,388	302,300	304,945
Freddie Mac STACR REMIC Trust 2021-HQA4	6.27% (30-Day Average SOFR + 0.95%)	12/25/2041	162,070	157,123	161,271
Freddie Mac STACR REMIC Trust 2022-DNA1	6.32% (30-Day Average SOFR + 1.00%)	01/25/2042	675,726	674,667	675,618
Freddie Mac STACR REMIC Trust 2023-DNA1	7.42% (30-Day Average SOFR + 2.10%)	03/25/2043	167,732	168,432	171,130
Freddie Mac STACR REMIC Trust 2024-DNA1	6.67% (30-Day Average SOFR + 1.35%)	02/25/2044	579,904	579,904	580,978
Freddie Mac STACR REMIC Trust 2022-DNA2	6.62% (30-Day Average SOFR + 1.30%)	02/25/2042	304,511	305,272	305,225
Freddie Mac STACR REMIC Trust 2022-DNA4	7.52% (30-Day Average SOFR + 2.20%)	05/25/2042	658,721	669,356	670,237
Freddie Mac STACR REMIC Trust 2022-DNA5	8.27% (30-Day Average SOFR + 2.95%)	06/25/2042	627,013	644,331	643,472
Freddie Mac STACR REMIC Trust 2021-DNA7	6.17% (30-Day Average SOFR + 0.85%)	11/25/2041	268,572	268,232	268,317
Freddie Mac Structured Agency Credit Risk Debt Notes	7.32% (30-Day Average SOFR + 2.00%)	06/25/2043	163,363	164,562	164,547
GCAT 2019-NQM3 Trust	3.69%	11/25/2059	207,411	197,015	197,108
JP Morgan Mortgage Trust 2023-HE2	7.02% (30-Day Average SOFR + 1.70%)	03/25/2054	62,313	62,313	62,780
JP Morgan Mortgage Trust 2024-2	6.00%	08/25/2054	273,007	271,221	271,302
JP Morgan Mortgage Trust 2024-HE1	6.82% (30-Day Average SOFR + 1.50%)	08/25/2054	280,008	280,008	280,006
Towd Point Mortgage Trust 2024-CES2	6.13%	02/25/2064	303,123	303,120	303,596
TOTAL COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS				12,209,224	12,224,718
CORPORATE BONDS – 7.95%
AbbVie, Inc.	3.60%	05/14/2025	285,000	280,610	279,886
AbbVie, Inc.	2.95%	11/21/2026	1,775,000	1,696,874	1,690,849
American Tower Corp.	3.60%	01/15/2028	1,795,000	1,703,720	1,698,772
Amgen, Inc.	2.20%	02/21/2027	2,425,000	2,256,132	2,246,619
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	3.65%	02/01/2026	85,000	83,430	83,066
Anheuser-Busch InBev Worldwide, Inc.	4.00%	04/13/2028	1,145,000	1,118,534	1,117,213
Apple, Inc.	1.13%	05/11/2025	295,000	284,063	282,545
Asian Development Bank	0.63%	04/29/2025	1,270,000	1,211,318	1,213,144
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
Bank of America Corp.	3.50%	04/19/2026	2,025,000	1,970,314	1,963,855
Bank of America NA	5.53%	08/18/2026	1,645,000	1,672,418	1,662,698
Barclays PLC	7.33%	11/02/2026	1,085,000	1,114,798	1,111,778
Barclays PLC	5.83%	05/09/2027	2,240,000	2,251,076	2,245,721
Boeing Co.	5.04%	05/01/2027	4,500,000	4,499,950	4,417,850
Boeing Co.	4.88%	05/01/2025	275,000	273,855	272,027
BP Capital Markets America, Inc.	3.80%	09/21/2025	275,000	271,196	270,318
Broadcom, Inc.	3.46%	09/15/2026	290,000	279,493	279,002
Charles Schwab Corp.	5.88%	08/24/2026	3,820,000	3,893,818	3,884,471
Charter Communications Operating LLC	4.91%	07/23/2025	1,725,000	1,707,731	1,704,246
Crown Castle, Inc.	5.00%	01/11/2028	1,720,000	1,700,829	1,701,991
Crown Castle, Inc.	1.35%	07/15/2025	295,000	280,805	280,134
Discovery Communications LLC	3.95%	03/20/2028	2,370,000	2,245,087	2,245,163
Discovery Communications LLC	4.90%	03/11/2026	275,000	272,304	272,458
Duke Energy Corp.	0.90%	09/15/2025	305,000	287,533	286,242
European Bank for Reconstruction & Development	0.50%	01/28/2026	1,795,000	1,671,155	1,661,590
Evergy, Inc.	2.45%	09/15/2024	205,000	202,148	201,836
Exelon Corp.	2.75%	03/15/2027	1,200,000	1,125,667	1,124,468
Fifth Third Bancorp	6.36%	10/27/2028	2,190,000	2,243,480	2,241,980
Fifth Third Bank NA	5.85%	10/27/2025	1,125,000	1,126,076	1,124,208
General Motors Financial Co., Inc.	6.00%	01/09/2028	2,210,000	2,262,910	2,266,425
Goldman Sachs Group, Inc.	3.85%	01/26/2027	3,085,000	2,999,958	2,991,633
Goldman Sachs Group, Inc.	5.70%	11/01/2024	295,000	295,554	295,124
HCA, Inc.	3.13%	03/15/2027	250,000	235,333	236,527
HSBC Holdings PLC	5.89%	08/14/2027	1,650,000	1,664,491	1,665,655
International Bank for Reconstruction & Development	0.75%	11/24/2027	1,895,000	1,666,490	1,661,580
International Finance Corp	0.75%	10/08/2026	1,820,000	1,667,318	1,657,610
Kreditanstalt fuer Wiederaufbau	5.13%	09/29/2025	2,110,000	2,123,911	2,117,570
Lloyds Banking Group PLC	5.99%	08/07/2027	1,640,000	1,656,721	1,656,188
McDonald’s Corp.	3.30%	07/01/2025	285,000	279,643	278,614
Molson Coors Beverage Co.	3.00%	07/15/2026	1,170,000	1,126,519	1,116,998
Morgan Stanley	3.62%	04/17/2025	2,460,000	2,460,000	2,457,306
Morgan Stanley	3.70%	10/23/2024	305,000	302,349	301,938
Occidental Petroleum Corp.	5.55%	03/15/2026	2,780,000	2,799,530	2,790,456
Occidental Petroleum Corp.	2.90%	08/15/2024	205,000	202,872	202,765
Oracle Corp.	1.65%	03/25/2026	1,825,000	1,707,614	1,704,888
Oracle Corp.	2.50%	04/01/2025	290,000	282,266	281,258
Pacific Gas and Electric Co.	3.15%	01/01/2026	1,305,000	1,256,024	1,254,152
Pelican IV Re Ltd.(A)	6.00% (1-Month Treasury Bill + 0.50%)	05/07/2024	725,000	725,000	73
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

Description	Interest	Maturity Date	Shares or Principal Amount	Cost	Value
PNC Financial Services Group, Inc.	5.67%	10/28/2025	2,985,000	2,985,509	2,984,675
QUALCOMM, Inc.	3.45%	05/20/2025	275,000	271,195	269,908
Southern Co.	5.11%	08/01/2027	1,200,000	1,205,238	1,200,984
Starbucks Corp.	3.80%	08/15/2025	275,000	270,912	269,764
T-Mobile USA, Inc.	3.50%	04/15/2025	2,010,000	1,974,042	1,971,362
Verizon Communications, Inc.	3.50%	11/01/2024	205,000	203,179	202,443
Warnermedia Holdings, Inc.	3.64%	03/15/2025	830,000	817,514	813,730
WEC Energy Group, Inc.	4.75%	01/09/2026	1,410,000	1,406,352	1,397,290
Wells Fargo & Co.	3.91%	04/25/2026	3,035,000	3,035,000	2,979,041
Wells Fargo & Co.	3.30%	09/09/2024	305,000	302,425	302,113
TOTAL CORPORATE BONDS				75,910,283	74,892,200
SHORT-TERM INVESTMENTS – 25.93%
MONEY MARKET FUND – 6.18%
Morgan Stanley Institutional Liquidity Fund Government Portfolio	5.22%(B)		58,236,197	58,236,197	58,236,197
UNITED STATES TREASURY BILLS(C) – 15.93%
United States Treasury Bill	5.37%	04/18/2024	25,483,900	25,420,307	25,420,556
United States Treasury Bill	5.37%	04/23/2024	44,000,000	43,857,998	43,858,295
United States Treasury Bill	5.39%	05/16/2024	46,000,000	45,696,276	45,699,340
United States Treasury Bill	5.35%	06/18/2024	35,548,900	35,147,377	35,149,461
TOTAL UNITED STATES TREASURY BILLS				150,121,958	150,127,652
UNITED STATES TREASURY NOTES – 3.82%
United States Treasury Note	3.00%	07/31/2024	2,365,000	2,353,504	2,346,570
United States Treasury Note	2.38%	08/15/2024	4,860,000	4,809,523	4,806,606
United States Treasury Note	3.25%	08/31/2024	4,830,000	4,792,751	4,789,247
United States Treasury Note	1.00%	12/15/2024	5,000,000	4,867,720	4,856,104
United States Treasury Note	1.13%	01/15/2025	5,010,000	4,869,823	4,856,471
United States Treasury Note	1.50%	02/15/2025	5,165,000	5,008,454	5,005,561
United States Treasury Note	4.38%	12/15/2026	3,385,000	3,399,979	3,377,860
United States Treasury Note	3.88%	11/30/2027	5,020,000	4,946,170	4,941,170
United States Treasury Note	4.13%	07/31/2028	1,010,000	1,009,245	1,004,240
TOTAL UNITED STATES TREASURY NOTES				36,057,169	35,983,829
TOTAL SHORT-TERM INVESTMENTS				244,415,324	244,347,678
COMMON STOCKS – 0.25%
Unity Software Inc.			87,120	8,005,334	2,326,104
TOTAL COMMON STOCKS				8,005,334	2,326,104

The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

	Acquisition Type	Acquisition Dates(E)	Geographic Region(F)	Cost	Fair Value
PRIVATE FUNDS(D) – 65.26%
ACON Strategic Partners II-B, L.P.	Secondary	08/2022	North America	7,820,534	23,852,923
AFC Acquisitions, Inc.(G)	Co-Investment	04/2021 – 06/2023	North America	6,596,455	11,110,293
AP Safety Co-Invest, L.P.	Co-Investment	03/2022 – 04/2023	North America	3,177,676	3,313,829
Austin Co-Investment, L.P.2	Co-Investment	03/2021	North America	845,047	12,921,062
BC Partners Galileo (1) L.P.	Secondary	07/2021 – 01/2024	Europe	8,868,831	13,572,617
Blackstone Growth Beverly Co-Invest L.P.	Co-Investment	02/2022 – 06/2023	North America	4,542,404	5,144,463
CB Catalyst Co-Invest, L.P.	Co-Investment	11/2022	North America	3,992,012	6,229,503
CB Starfish TopCo, L.P.	Co-Investment	08/2021	North America	672,670	1,951,537
CD&R Ferdinand Co-Investor, L.P.	Co-Investment	08/2023	North America	18,631,828	21,530,399
CD&R Value Building Partners I, L.P.	Co-Investment	12/2021	North America	11,950,928	15,365,732
Centerbridge Seaport Acquisition Fund, L.P.	Co-Investment	05/2022 – 10/2023	North America	7,059,454	7,679,712
CGI Acquisitions, Inc.(G)	Co-Investment	02/2022 – 09/2023	North America	4,062,865	6,924,268
Compass Syndication L.P.	Co-Investment	10/2021 – 12/2023	North America	1,615,493	1,877,410
DGS Group Holdings, L.P.(G)	Co-Investment	09/2022 – 12/2022	North America	6,455,020	9,403,113
DIG Holdings, LLC	Co-Investment	12/2022	North America	9,754,100	12,259,362
EDR Co-Invest Aggregator, L.P.	Co-Investment	02/2024	North America	9,256,000	9,256,000
EQT X Co-Investment (F) SCSp	Co-Investment	02/2024	North America	13,099,180	13,060,000
FitzWalter Capital Partners Coinvest I, L.P.	Co-Investment	08/2022 – 08/2023	North America	2,027,293	12,203,001
Five Arrows Galliera Co-Invest SCSp	Co-Investment	08/2022	Europe	8,914,841	10,613,769
Follett Acquisition LP(G)	Co-Investment	01/2022	North America	4,060,000	4,117,615
Horizon Co-Investment, L.P.	Co-Investment	06/2022	North America	6,308,656	6,781,497
Itelyum Co-Investment L.P.	Co-Investment	09/2021	Europe	7,857,760	13,875,923
KKR Leo Co-Invest L.P.	Co-Investment	06/2021	North America	2,570,118	4,780,226
KKR Malaga Co-Invest L.P.	Co-Investment	07/2023	North America	9,673,380	9,906,122
KKR Quartz Co-Invest L.P.	Co-Investment	03/2023	North America	17,000,000	17,583,060
KMNOCH Investor, L.P.(G)	Co-Investment	11/2022	North America	16,970,562	17,591,479
L Catterton Growth IV, L.P.	Primary	03/2021 – 03/2024	North America	11,785,730	11,551,216
Magenta Blocker Aggregator L.P.	Co-Investment	07/2021 – 10/2021	North America	2,893,688	3,699,765
Magnus 2024, L.P.	Co-Investment		North America	—	—
Material Co-Invest, L.P.	Co-Investment	10/2022 – 03/2024	North America	13,705,271	11,806,696
NB Convert Harp Aggregator LP	Co-Investment	11/2023	North America	7,683,384	7,863,822
NB Convert Elevate Aggregator LP	Co-Investment	11/2023	North America	15,430,000	15,782,184
NB Credit Opps Co-Investment (Vetcor) LP	Co-Investment	03/2023 – 08/2023	North America	5,815,588	7,203,900
NB Credit Opps Co-Investment (Vetcor II) LP	Co-Investment	08/2023	North America	1,703,158	1,918,283
NB Electron Aggregator LP	Co-Investment	08/2023	North America	25,000,000	27,961,698
NB Lowcode Private Equity(G)	Co-Investment	11/2022 – 12/2023	North America	2,912,717	4,303,163
NB Mavis Aggregator LP	Co-Investment	05/2023	North America	20,000,000	20,477,760
NB Pref Harp Aggregator LP	Co-Investment	11/2023	North America	9,298,248	10,060,151
NSH Verisma Holdco II, L.P.	Co-Investment	10/2023	North America	4,170,586	7,103,612
Olympus FG Holdco, L.P.	Co-Investment	08/2022	North America	5,056,682	5,232,711
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

	Acquisition Type	Acquisition Dates(E)	Geographic Region(F)	Cost	Fair Value
Pilot Holdings, LLC	Co-Investment	12/2021	North America	7,200,000	9,818,482
Platinum Equity Vulcan Co-Investors, L.P.	Co-Investment	03/2024	North America	16,190,000	16,190,000
Project Alpine Co-Invest Fund, L.P.	Co-Investment	06/2022	North America	10,005,681	10,899,474
Project Metal Co-Invest Fund, L.P.	Co-Investment	10/2021 – 09/2023	North America	8,005,199	4,911,131
Project Stream Co-Invest Fund, L.P.	Co-Investment	10/2021 – 12/2021	North America	8,933,250	7,334,371
RealPage Parent, LP(G)	Co-Investment	04/2021	North America	6,500,000	9,420,913
RL Co-Investor Aggregator, L. P.	Co-Investment	05/2022 – 03/2023	North America	7,890,426	9,569,940
RL Co-Investor Aggregator II L. P.	Co-Investment	03/2022 – 03/2023	North America	3,810,854	4,727,873
Rothwell Ventures Ultimate Feeder I (Cayman) L.P.	Secondary	09/2021 – 10/2022	North America	6,663,851	11,052,614
Searchlight Capital CF SPK, L.P.	Secondary	11/2023 – 01/2024	North America	12,803,973	13,149,336
SPI Parent Holding Company, LLC(G)(H)	Co-Investment	12/2021 – 04/2022	North America	5,789,976	12,730,712
Summit Partners Co-Invest (Optmo) SCSp	Co-Investment	10/2021	Europe	2,516,524	2,644,713
TA Spartan Parent, LLC(G)	Co-Investment	07/2023	North America	10,130,000	10,700,832
THL Automation Fund Investors (4K), L.P.	Co-Investment	03/2021 – 09/2022	North America	4,012,571	5,873,606
THL Fund Investors (Altar), L.P.	Co-Investment	12/2022 – 09/2023	North America	4,950,847	7,127,219
THL Fund Investors (Iconic), L.P.	Co-Investment	06/2023 – 09/2023	North America	10,255,002	10,290,416
THL Fund IX Investors (Plymouth II), L.P.	Co-Investment	08/2023	North America	7,790,088	8,049,466
TPG IX Evergreen CI II, L.P.	Co-Investment	09/2023	North America	8,635,900	9,120,669
Truelink-Vista, L.P.	Co-Investment	10/2022 – 12/2023	North America	3,504,536	10,624,867
True Wind Capital Continuation, L.P.	Secondary	03/2023 – 01/2024	North America	8,213,114	8,465,150
WP Irving Co-Invest, L.P.	Co-Investment	04/2022 – 09/2023	North America	5,520,586	7,176,563
WWEC Holdings LP	Co-Investment	10/2022	North America	7,120,000	11,103,788
ZM Parent Holding LLC(G)	Co-Investment	03/2022	North America	4,532,000	6,156,273
TOTAL PRIVATE FUNDS				490,212,537	615,008,284
TOTAL INVESTMENTS (Cost $872,152,395) – 105.06%					990,180,720
Other Assets & Liabilities (Net) – (5.06%)					(47,712,903)
TOTAL NET ASSETS – 100.00%					$942,467,817

(A)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). These securities are restricted and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, the total value of these securities was $24,467,176, representing 2.60% of net assets.

(B)
The rate is the annualized seven-day yield as of March 31, 2024.

(C)
Each issue shows the rate of the discount at the time of purchase.

(D)
Non-income producing securities, which are restricted as to resale and illiquid.

(E)
Acquisition Dates cover from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.

(F)
Geographic region is based on where a private fund is headquartered and may be different from where such fund invests or operates.

(G)
The fair value of the investment was determined using a significant unobservable input.

The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Schedule of Investments (continued)
As of March 31, 2024

(H)
This investment is made through the wholly owned subsidiary NB CR PMAF Blocker LLC (the “Subsidiary”).

Summary by Investment Type	Fair Value	% of Net Assets
Asset-Backed Securities	$25,868,527	2.73%
Bank Loans	5,645,646	0.59%
Commercial Mortgage-Backed Securities	9,867,563	1.05%
Collateralized Mortgage-Backed Obligations	12,224,718	1.30%
Corporate Bonds	74,892,200	7.95%
Short-Term Investments	244,347,678	25.93%
Common Stocks	2,326,104	0.25%
Private Funds	615,008,284	65.26%
Total Investments	990,180,720	105.06%
Other Assets & Liabilities (Net)	(47,712,903)	(5.06)%
Total Net Assets	$942,467,817	100.00%
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Statement of Operations
For The Year Ended March 31, 2024

Investment Income:
Interest income	$11,463,666
Other income	7,779
Total Investment Income	11,471,445
Operating Expenses:
Advisory fees (see Note 3)	10,385,974
Incentive fees	5,500,345
Professional fees	1,229,893
Distribution and servicing fees Class A-2 (see Note 3)	1,195,846
Distribution and servicing fees Class A-1 (see Note 3)	797
Accounting and administration service fees	606,056
Tax Expense	339,370
Independent Managers’ fees	170,313
Insurance expense	39,952
Other expenses	597,691
Total Operating Expenses	20,066,237
Expenses waived by Adviser	(169,595)
Fee offsets	(79,469)
Net Operating Expenses	19,817,173
Net investment income (loss)	(8,345,728)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(687,149)
Net change in unrealized appreciation (depreciation) on investments	58,785,047
Net Realized and Change in Unrealized Gain (Loss) on Investments	58,097,898
Net Increase (Decrease) in Net Assets Resulting from Operations	$49,752,170
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Statement of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023
Change in Net Assets from Operations:
Net investment income (loss)	$(8,345,728)	$(2,778,689)
Net realized gain (loss) on investments	(687,149)	540,905
Net change in unrealized appreciation (depreciation) on investments	58,785,047	38,048,604
Net Increase (Decrease) in Net Assets from Operations	49,752,170	35,810,820
Distributions to Shareholders:
Institutional Class	—	(1,605,285)
Class A-1	—	(126)
Class A-2	—	(21,392)
Total Distributions to Shareholders	—	(1,626,803)
Change in Net Assets Resulting from Capital Transactions:
Proceeds from shares sold
Institutional Class	158,919,642	42,320,741
Class A-2	286,571,501	21,944,900
Reinvestments of distributions
Institutional Class	—	1,450,540
Class A-1	—	126
Class A-2	—	21,125
Withdrawals
Institutional Class	(3,242,772)	(892,151)
Class A-2	(685,886)	(54,220)
Change in Net Assets Resulting from Capital Transactions	441,562,485	64,791,061
Net Change in Net Assets	491,314,655	98,975,078
Net Assets:
Beginning of year	451,153,162	352,178,084
End of year	$942,467,817	$451,153,162
Transactions in Shares:
Shares sold
Institutional Class Shares	13,209,833	3,803,715
Class A-2 Shares	23,987,419	1,998,689
Shares reinvested
Institutional Class Shares	—	128,711
Class A-1 Shares	—	11
Class A-2 Shares	—	1,879
Shares redeemed
Institutional Class Shares	(264,539)	(78,014)
Class A-2 Shares	(55,185)	(4,632)
Net Increase in Shares	36,877,528	5,850,359
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Statement of Cash Flows
For The Year Ended March 31, 2024

Cash Flows from Operating Activities
Net change in net assets resulting from operations	$49,752,170
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,052,373,571)
Proceeds from disposition of investments	1,594,156,415
Amortization of discount	(6,620,949)
Net realized (gain) loss on investments	687,149
Net change in unrealized (appreciation) depreciation on investments	(58,785,047)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	(1,354,453)
(Increase) decrease in other assets	26,195
Increase (decrease) due to Affiliate	(30,543)
Increase (decrease) deferred tax fee payable	339,370
Increase (decrease) advisory fee payable	1,704,341
Increase (decrease) accounting and administration service fees payable	138,277
Increase (decrease) professional fees payable	375,742
Increase (decrease) incentive fee payable	689,621
Increase (decrease) distribution fee payable	512,209
Increase (decrease) in other payables	(1,882)
Net Cash Provided by (Used in) Operating Activities	(470,784,956)
Cash Flows from Financing Activities
Contributions received in advance	39,546,963
Proceeds from shares sold	445,491,143
Withdrawals, net of amounts Due to Shareholder	(2,854,937)
Net Cash Provided by (used in) Financing Activities	482,183,169
Net Change in Cash and Cash Equivalents	11,398,213
Cash and Cash Equivalents at Beginning of Year	2,296
Cash and Cash Equivalents at End of Year	$11,400,509
The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Financial Highlights — Institutional Class

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Period from January 19, 2021 (Commencement of Operations) through March 31, 2021*
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.76	$10.83	$10.19	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.13)	(0.08)	0.13	—
Net realized and unrealized gain (loss) on investments	0.95	1.06	0.64	0.19
Net increase (decrease) in net assets resulting from operations	0.82	0.98	0.77	0.19
DISTRIBUTIONS
Net change in capital due to distributions	—	(0.05)	(0.13)	—
NET ASSET VALUE, END OF YEAR	12.58	11.76	10.83	10.19
TOTAL NET ASSET VALUE RETURN(2)(3)	6.93%	9.04%	7.64%	1.90%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	618,241	425,935	350,463	212,013
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver and fee offset	2.72%(7)	2.32%(7)	1.50%	1.16%
Total expenses after expense waiver and fee offset	2.68%	2.20%	1.33%	0.76%
Fee offset	(0.01)%	(0.04)%	—%	—%
Net investment income (loss)	(1.02)%	(0.67)%	1.24%	0.86%
Portfolio Turnover Rate(3)	4.97%	45.02%	57.13%	12.50%

*
Prior to the commencement date, the Fund had been inactive except for matters related to the Fund’s organization, registration under the Investment Company Act of 1940, as amended, registration of the shares under the 1933 Act and the sale of 10,000 Institutional Class Shares to Neuberger Berman Europe Holdings LLC.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period January 19, 2021 (Commencement of Operations) through March 31, 2021, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver (or recoupment) are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Subsidiary. Excluding this tax expense, the ratio would be 2.67% and 1.96% for March 31, 2024 and March 31, 2023, respectively.

The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Financial Highlights — Class A-1

	Year Ended March 31, 2024	Year Ended March 31, 2023	Period from March 1, 2022 (Commencement of Operations) through March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$11.71	$10.82	$10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.21)	(0.15)	(0.02)*
Net realized and unrealized gain (loss) on investments	0.93	1.05	0.27*
Net increase (decrease) in net assets resulting from operations	0.72	0.90	0.25
DISTRIBUTIONS
Net change in capital due to distributions	—	(0.01)	—
NET ASSET VALUE, END OF YEAR	12.43	11.71	10.82
TOTAL NET ASSET VALUE RETURN(2)(3)	6.18%	8.28%	2.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	118	111	102
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver and fee offset	3.42%(7)	3.02%(7)	1.54%
Total expenses after expense waiver and fee offset	3.38%	2.90%	1.49%
Fee offset	(0.01)%	(0.04)%	—%
Net investment income (loss)	(1.72)%	(1.37)%	0.35%
Portfolio Turnover Rate(3)	4.97%	45.02%	57.13%

*
The amount of net investment income and net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Consolidated Statement of Operations due to the timing of purchases of Fund shares during the year.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period March 1, 2022 (Commencement of Operations) through March 31, 2022, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver (or recoupment) are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Subsidiary. Excluding this tax expense, the ratio would be 3.37% and 2.66% for March 31, 2024 and March 31, 2023, respectively.

The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Financial Highlights — Class A-2

	Year Ended March 31, 2024	Year Ended March 31, 2023	Period from March 1, 2022 (Commencement of Operations) through March 31, 2022
Per Share Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$11.71	$10.82	$10.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.21)	(0.15)	(0.04)*
Net realized and unrealized gain (loss) on investments	0.93	1.05	0.29*
Net increase (decrease) in net assets resulting from operations	0.72	0.90	0.25
DISTRIBUTIONS
Net change in capital due to distributions	—	(0.01)	—
NET ASSET VALUE, END OF YEAR	12.43	11.71	10.82
TOTAL NET ASSET VALUE RETURN(2)(3)	6.18%	8.28%	2.37%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	324,109	25,107	1,613
Ratios to average net assets(4)(5)(6)
Total expenses before expense waiver and fee offset	3.42%(7)	3.02%(7)	1.54%
Total expenses after expense waiver and fee offset	3.38%	2.90%	1.49%
Fee offset	(0.01)%	(0.04)%	—%
Net investment income (loss)	(1.72)%	(1.37)%	0.36%
Portfolio Turnover Rate(3)	4.97%	45.02%	57.13%

*
The amount of net investment income and net loss from securities (both realized and unrealized) per share, does not accord with the amounts reported in the Consolidated Statement of Operations due to the timing of purchases of Fund shares during the year.

(1)
Selected data for the average Shares outstanding throughout each period.

(2)
Total Return, based on net asset value per Share, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Fund during the period and reinvested dividend income, if any.

(3)
Not annualized.

(4)
For the period March 1, 2022 (Commencement of Operations) through March 31, 2022, the expense and net investment income ratios are based on a very limited operating period and, as such, may not be meaningful.

(5)
The contractual fee and expense waiver (or recoupment) are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(6)
Annualized for periods less than 12 months.

(7)
Ratio is inclusive of the deferred tax expense from the Subsidiary. Excluding this tax expense, the ratio would be 3.37% and 2.66% for March 31, 2024 and March 31, 2023, respectively.

The accompanying notes are an integral part of these financial statements.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements
March 31, 2024

1.   Organization
NB Private Markets Access Fund LLC (formerly, NB Crossroads Private Markets Access Fund LLC) (the “Fund”) was organized on July 10, 2020 as a limited liability company registered under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is offered only to investors that are both “accredited investors” as defined in Section 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is authorized to offer three separate classes of shares (“Shares”) designated as Institutional Class, Class A-1 and Class A-2. Institutional Class shares commenced operations on January 19, 2021; Class A-1 and Class A-2 shares commenced operations on March 1, 2022. Class A-1 shares are offered at net asset value (“NAV”) plus a maximum sales charge of 3.50%. Institutional Class and Class A-2 shares are offered at NAV. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each share class.
The Fund’s investment objective is to seek to provide attractive, long-term capital appreciation by investing primarily in an actively managed portfolio of private equity investments. The Fund’s private equity investments are expected to focus on private equity strategies including: (i) buyouts; (ii) special situations; (iii) venture and growth capital; (iv) infrastructure and real assets; and (v) private credit. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that will include: (i) direct investments in the equity of private companies and/or debt securities of operating companies and other credit instruments, including investments alongside private equity funds and other private equity firms (“Direct Investments”); (ii) investments in private equity funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, (b) in connection with a restructuring transaction of a Portfolio Fund(s), and/or (c) directly from a private equity fund; (iii) primary investments in newly formed Portfolio Funds; and (iv) publicly listed private equity investments and investments in business development companies. The Fund will also invest a portion of its assets in a portfolio of cash and cash equivalents, liquid fixed-income securities and other credit instruments.
The Fund is managed by Neuberger Berman Investment Advisers LLC, an investment adviser registered under the Advisers Act that serves as the Fund’s investment adviser (“NBIA” or “Registered Investment Adviser”). The Registered Investment Adviser has engaged NB Alternatives Advisers LLC (“NBAA” or the “Sub-Adviser” and together with the Registered Investment Adviser, the “Adviser”) to assist with investment decisions. The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. Certain officers of the Registered Investment Adviser are also officers of the Fund.
2.   Significant Accounting Policies
The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) Topic 946, Financial Services —  Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A.   Basis of Accounting
The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Fund are maintained in U.S. dollars.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

Consolidation of Subsidiaries — NB CR PMAF Blocker LLC (the “Subsidiary”), is an investment company and a wholly-owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and the Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was September 1, 2021. On March 31, 2024, the Subsidiary had net assets of $11,021,968, which equals 1.2% of the Fund’s net assets.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Fund computes the net asset value (“NAV”) for each class of Shares as of the close of business on the last business day of each calendar month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine.
The Board has approved valuation procedures (the “Procedures”) pursuant to which the Fund values its investments. In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Fund’s investments without readily available market quotations, subject to oversight by the Board.
Private Equity Investments:
With respect to the Fund’s private equity investments, the Valuation Designee determines fair value at each month-end using a methodology that begins with the last reported net asset value reported by a manager or general partner of a Portfolio Fund or similar net asset value information provided by the lead or sponsoring investor for a Direct Investment, and is then adjusted to reflect: (i) financial adjustments; (ii) a “market factor” adjustment; and (iii) an “idiosyncratic event” adjustment, if applicable. The last reported value will generally follow the “practical expedient” in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. In general, it is anticipated that such valuation information from these managers or from lead or sponsoring investors will generally not be available until 60 days or more after each quarter-end. Therefore, the most recently provided valuation information about these Portfolio Funds and Direct Investments for purposes of calculating the Fund’s monthly net asset value will typically be adjusted by the Valuation Designee pursuant to the Procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds or Direct Investments. Financial adjustments include adjustments made to incorporate known developments since the last reported net asset value reported by a manager or general partner of a Portfolio Fund or by the lead or sponsoring investor for a Direct Investment, such as changes in currency rates, capital calls and distributions, and the nature of such cash flows, fees and expenses during the reporting period, and the value of publicly traded securities held by Portfolio Funds. In addition, the Valuation Designee has developed a proprietary “market factor’ adjustment that is applied to each of the Fund’s private equity investments in Portfolio Funds and Direct Investments. This adjustment is driven by factors that have been determined to have the most statistically significant impact to historical valuations. The Valuation Designee also continuously assesses information received from its ongoing monitoring of portfolio holdings and makes valuation changes

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

accordingly for idiosyncratic events when such idiosyncratic events are supported by documentation deemed reliable by the Valuation Designee. The Valuation Designee has engaged an independent third-party service provider to complete a form of positive assurance in relation to the application of this valuation methodology.
Liquid Investments:
Equity Investments:   Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded. If no sales of a security are reported on a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges. Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ. In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.
Fixed Income Securities and Other Credit Instruments:   Debt securities may be valued in accordance with the procedures described for equity securities above. In addition, debt securities may be valued by an independent pricing service approved by the Valuation Designee on the basis of market quotations. The Valuation Designee will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. If a valuation for a security is not available from an independent pricing service or if the Valuation Designee believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods utilized by the Valuation Designee.
Illiquid Investments:
For illiquid securities for which no market quotations are available (other than interests in Portfolio Funds and certain Direct Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of illiquid securities (other than interests in Portfolio Funds and certain Direct Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.
ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds and certain Direct Investments are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

investment (i.e., committed capital) which is then drawn down over a specified period of the investment’s life. Such investments generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.
Assumptions used by the Valuation Designee due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations and financial condition.
The following table presents the investments carried on the Consolidated Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2024.
Investments	Level 1	Level 2	Level 3	Net Asset Value	Total
Asset-Backed Securities	$—	$25,868,527	$—	$—	$25,868,527
Bank Loans	—	5,645,646	—	—	5,645,646
Commercial Mortgage-Backed Securities	—	9,867,563	—	—	9,867,563
Collateralized Mortgage-Backed Obligations	—	12,224,718	—	—	12,224,718
Common Stocks	2,326,104	—	—	—	2,326,104
Corporate Bonds	—	74,892,200	—	—	74,892,200
Private Funds	—	—	92,458,661	522,549,623	615,008,284
Short-Term Investments	244,347,678	—	—	—	244,347,678
Total Investments	$246,673,782	$128,498,654	$92,458,661	$522,549,623	$990,180,720
Additional sector, industry, or geographic detail, if any, is included in the Consolidated Schedule of Investments.
Significant Unobservable Inputs
As of March 31, 2024, the Fund had Level 3 investments valued at $92,458,661. The fair value of investments valued at $522,549,623 in the Fund’s Schedule of Investments have been valued at the adjusted NAV by the managers of the investments.
The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2024.
			Unobservable Inputs
Investments	Fair Value as of March 31, 2024	Valuation Methodologies	Variable	Value/Range	Weighted Average(1)
Private Funds
Co-Investment	$10,700,832	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Co-Investment	12,730,712	Expected Sales Proceeds	Expected Sales Proceeds	N/A	N/A
Co-Investment	9,420,913	Market Approach	LTM EBITDA	23.0x	23.0x
		Market Approach	NTM EBITDA	20.0X	20.0x
Co-Investment	55,303,041	Market Approach	LTM EBITDA	11.0x – 16.0x	13.7x
Co-Investment	4,303,163	Market Approach	LTM Revenue	8.8x	8.8x
Total Investments	$92,458,661

(1)
Inputs weighted based on fair value of investments in range.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

During the year ended March 31, 2024, purchases of and sales from Level 3 investments were as follows:
Purchases	Sales
$11,316,922	$145,318
During the year ended March 31, 2024, changes in unrealized appreciation/(depreciation) and realized gains or (losses) from Level 3 investments were $7,816,509 and $115,880, respectively.
The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. During the year ended March 31, 2024, there were no transfers into or out of Level 3.
The estimated remaining life of the Fund’s investments as of March 31, 2024, is unknown at this time.
Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Valuation Designee.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
Cash on the Consolidated Statement of Assets and Liabilities as of March 31, 2024 is $11,400,509. Short-Term Investments presented on the Schedule of Investments may include deposits in money market accounts, Treasury Bills and Treasury Notes, which are classified as Level 1 assets. As of March 31, 2024, the Fund held Short-Term Investments of $244,347,678, of which $58,236,197 is held in an overnight sweep that is deposited into a money market account, $150,127,652 of Treasury Bills and $35,983,829 of Treasury Notes.
E.   Investment Gains and Losses
The Fund records distributions of cash or in-kind securities from the investments based on the information from distribution notices when distributions are received. The Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses), the Fund’s change in net unrealized appreciation/(depreciation) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers or the lead or sponsoring private equity investor for Direct Investments. The Fund may also recognize realized losses based upon information received from the managers or the lead or sponsoring private equity investor for Direct Investments for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Consolidated Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each investment.
Portfolio Funds and certain Direct Investments may make in-kind distributions to the Fund and, particularly in the event of a dissolution of a Portfolio Fund or Direct Investment, such distributions may contain securities that are not marketable. While the general policy of the Fund will be to liquidate such investment and distribute proceeds to Shareholders, under certain circumstances when deemed appropriate by the Board, a Shareholder may receive in-kind distributions from the Fund.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

F.   Federal Income Taxes
The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Shareholders and to meet certain diversification and income requirements with respect to its underlying investments. As of September 30, 2023 there is no provision for federal income or excise tax within the financial statements. Differences arise in the computation of Shareholders’ capital for financial reporting in accordance with GAAP and Shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Investments. For the tax year ended September 30, 2023, there were permanent book to tax reclassifications, which decreased paid in capital by $1,444,723 and increased distributable earnings by $1,444,723. As of September 30, 2023, the Fund had a late-year ordinary loss of $6,189,766, a post-October short term capital loss of $995,982 and a long term post-October capital loss of $676,673, which were deferred until the next taxable year.
The Subsidiary is a domestic limited liability company that is treated as a corporation for tax reporting and has a tax year end of September 30. The Subsidiary is subject to federal, state and local income taxes. As of March 31, 2024, the Subsidiary has recorded a total deferred tax fee payable of $1,768,343.
For the tax year ended September 30, 2023, the components of distributable earnings on a tax basis are as follows:
Net tax appreciation (depreciation)	$78,266,649
Other differences	—
Total distributable earnings	$78,266,649
As of March 31, 2024, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:
Gross unrealized appreciation	$133,763,276
Gross unrealized depreciation	(12,586,638)
Net unrealized appreciation	$121,176,638
Tax cost of investments	$869,004,082
During the year ended March 31, 2024, the Fund did not make any distributions. The tax character of the distributions made during the year ended March 31, 2023 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$1,142,623	$484,180	$—
The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024, the tax years that remain subject to examination by the

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

major tax jurisdictions under the statute of limitations is from the year 2021 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Fund’s tax positions for the current period and has concluded that no provision for taxes is required in the Fund’s financial statements for the year ended March 31, 2024. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2024, the Fund did not incur any interest or penalties.
G.   Restrictions on Transfers
Shares of the Fund are generally not transferable. No Shareholder may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Shares without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Purchase of Shares
Shares will generally be offered for purchase as of the first business day of each month, or at such other times as determined in the discretion of the Board, based on the most recent net asset value which will be calculated for the last business day of the preceding month. The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any Shareholder is $10,000, except for additional purchases pursuant to a dividend reinvestment plan. The Board reserves the right to accept lesser amounts below these minimums.
I.   Repurchase of Shares
The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to Shareholders. The Registered Investment Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly commencing on or about February 28, May 31, August 31 and November 30 of each year. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the year ended March 31, 2024, 319,724 Shares were tendered, all of which were repurchased by the Fund.
J.   Fees of the Portfolio Funds’ Investments
Each Portfolio Fund investment will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Consolidated Statement of Operations, Shareholders of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Fund’s Financial Highlights. The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

K.   Foreign Currency Translation
The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign investments are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.
Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Consolidated Statement of Operations. The Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
L.   Distributions to Shareholders
The Fund intends to pay dividends from net investment income at least annually. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the calendar year, at which time it will be reported to the Shareholders.
M.   Security Transactions and Related Income
Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Discounts on securities purchased are amortized over the life of the respective securities. Premiums on securities purchased are amortized over the life of the respective security, unless the security has a non-contingent call feature, in which case the premium is amortized to the earliest call date. Realized gains and losses on securities and unrealized appreciation and depreciation of securities are reported on the identified cost basis, which is also used for income tax purposes.
N.   Fund Expenses
The Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); Incentive Fees (as defined herein); Distribution and Servicing Fees for Class A-1 and Class A-2 Shares; investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Managers’ fees (as defined herein); and expenses of meetings of the Board.
3.   Advisory Fee, Incentive Fee, Distribution and Servicing Fee, and Other Expenses
The Registered Investment Adviser provides investment advisory services to the Fund and incurs research, travel and other expenses related to the selection and monitoring of underlying investments. Further, the Registered Investment Adviser provides certain management and administrative services including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) at an annual rate of 1.50%, based on the Fund’s net asset value,

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for the quarter. Certain of the Fund’s investments pay the Adviser for transaction services at the time of closing of the investment. This income to the Adviser is shared with the Fund based on the Fund’s ownership percentage of the investment through a fee offset which is presented on the Consolidated Statement of Operations. For the year ended March 31, 2024, the Fund incurred Advisory Fees totaling $10,385,974.
At the end of each calendar quarter of the Fund, the Registered Investment Adviser will be entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the year ended March 31, 2024, the Fund incurred Incentive Fees totaling $5,500,345.
The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).
In consideration for services provided under an investment sub-advisory agreement, the Registered Investment Adviser pays the Sub-Adviser a quarterly fee equal to 90% of the Advisory Fee and 100% of the Incentive Fee received from the Fund.
The Fund has entered into an expense limitation agreement with the Registered Investment Adviser (the “Expense Limitation Agreement”). The Expense Limitation Agreement has a term ending July 31, 2025 (the “Limitation Period”). The Registered Investment Adviser may extend the Limitation Period for a period of one year on an annual basis. Pursuant to the Expense Limitation Agreement, the Registered Investment Adviser agrees to waive and/or reimburse certain annual operating expenses (excluding the advisory fee, incentive fee, distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Other Expenses”) of the Fund so they are limited to 0.30% (30bps) per annum, of the average monthly net assets (“Expense Limitation”). The Fund has agreed to repay the Registered Investment Adviser any fees waived under the Expense Limitation or any Other Expenses the Registered Investment Adviser reimburses in excess of the Expense Limitation, provided the repayments do not cause the Fund’s Other Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Registered Investment Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Registered Investment Adviser incurred the expense.
As of March 31, 2024, the following amounts remain subject to recoupment by the Registered Investment Adviser by the following dates:
March 31, 2025	March 31, 2026	March 31, 2027
$513,637	$294,733	$169,595
Class A-1 Shares and Class A-2 Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.70% based on the aggregate net assets of the Fund attributable to such class payable to Neuberger Berman

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

BD LLC, an affiliate of the Adviser (the “Distributor”). For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Institutional Class Shares are not subject to a Distribution and Servicing Fee. The Registered Investment Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. For the year ended March 31, 2024, the Fund incurred Distribution and Servicing Fees of $797 and $1,195,846 for Class A-1 and Class A-2, respectively.
Pursuant to an Administration, Fund Accounting and Recordkeeping Agreement, the Fund retains UMB Fund Services, Inc. (“UMBFS”) a subsidiary of UMB Financial Corporation, to provide administration, accounting and transfer agency services to the Fund. In consideration for these services, the Fund will pay UMBFS tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses UMBFS for certain out-of-pocket expenses. For the year ended March 31, 2024, the Fund incurred accounting and administration service fees totaling $606,056.
Effective March 11, 2024 the Board consists of six managers (the “Managers”), of which five are not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Fund on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Fund. For the year ended March 31, 2024, during which six Independent Managers served on the Board, the Fund incurred $170,313 in Independent Managers’ fees.
4.   Description of Certain Investments
Due to the nature of the investments in Portfolio Funds and certain Direct Investments, the Fund generally cannot liquidate its positions in such investments except through distributions from the investment, which are made at the discretion of the manager or sponsor of the Direct Investments. The Fund has no right to demand repayment of its investment in such investments.
5.   Capital Commitments to Investments
As of March 31, 2024, the Fund had total capital commitments of $540,621,818 with remaining unfunded commitments to the investments totaling $33,556,712 as listed below:
Investment:	Unfunded Commitment
Private Funds	$33,556,712
Total	$33,556,712
6.   Investment Transactions
Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2024 were $329,400,246 and $26,018,388, respectively. Purchases and sales of short-term investments for the year ended March 31, 2024 were $1,722,973,325 and $1,567,959,052, respectively.
7.   Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

8.   Concentrations of Market, Credit, Liquidity, Industry and Currency Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner if at all.
The Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in a Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund). While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
9.   Fixed Income, Debt and Bank Loan Securities Risk
Fixed-income securities in which the Fund may invest are generally subject to the following risks, other risks can be found in the Fund’s prospectus.
Interest Rate Risk:   The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser.
Credit Risk:   Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded, or the perceived creditworthiness of the issuer deteriorates.
Duration and Maturity Risk:   The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

NB Private Markets Access Fund LLC
Consolidated Notes to the Financial Statements (continued)
March 31, 2024

10.   Subsequent Events
The Fund has evaluated all events subsequent to March 31, 2024, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Managers
NB Private Markets Access Fund LLC:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of NB Private Markets Access Fund LLC (formerly, NB Crossroads Private Markets Access Fund LLC) (the Company), including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the three-year period then ended and the period from January 19, 2021 (commencement of operations) through March 31, 2021. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from January 19, 2021 through March 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the underlying custodian, agent banks, fund managers and portfolio companies or by other appropriate auditing procedures where replies from the underlying custodian, agent banks, fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 22, 2024

NB Private Markets Access Fund LLC
Proxy Voting and Portfolio Holdings (Unaudited)
March 31, 2024

Proxy Voting and Portfolio Holdings
A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the year ended March 31, 2024.
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Private Markets Access Fund LLC
Board of Managers of the Fund (Unaudited)
March 31, 2024

Information pertaining to the Board of Managers is set forth below:
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite — Since Inception	Private investor and board member of certain entities (as listed herein)	18
Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (37 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 – 06/23); Former Director of Tech and Energy Transition Corporation (2021 – 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite — Since Inception	Consultant (1991 – 2018)	18
Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007 – 2022); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite — Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market. (since 2008)	18	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite — Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	18	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite — Since Inception	President of The Documentary Group (since 2006).	18
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Director
James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite — Since April 2023	Managing Director, NBAA (2015 – 2023)	18	None.

*
The “Fund Complex” consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Private Markets Access Fund LLC.

**
Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Fund because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Private Markets Access Fund LLC
Officers of the Fund (Unaudited)
March 31, 2024

Information pertaining to the officers of the fund is set forth below:
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman LLC, since 2024, and Director of Private Equity Finance, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006 – 2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007.
Patrick Deaton (1978)	Chief Operating Officer	Term — Indefinite; Length — since 2023
Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021 – 2023), Chief Operating Officer and Head of Operational Due Diligence — NBAIM (2010 – 2021).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman LLC, since 2024, and Vice President of Private Equity Finance, since 2016.
Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018
Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018. Formerly, Vice President, T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014 – 2018).

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017.
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008 – 2023).
Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014 – 2018).

NB Private Markets Access Fund LLC
Officers of the Fund (Unaudited) (continued)
March 31, 2024

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.
Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018 – 2022).

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

Privacy notice
FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security numbers, dates of birth and other numerical identifiers

•
Names and addresses

•
Driver’s licenses, passports and other identification documents

•
Usernames and passwords

•
Internet protocol addresses and other network activity information

•
Income, credit history, credit scores, assets, transaction history and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com
Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?
We collect your personal information directly from you or your representatives, for example, when you
•
seek advice about your investments

•
give us your contact or income information

•
provide account information or open an account

•
direct us to buy or sell securities, or complete other transactions

•
visit one of our websites, portals or other online locations

We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•
sharing for affiliates’ everyday business purposes — information about your creditworthiness

•
affiliates from using your information to market to you

•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•
Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
•
Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Neuberger Berman doesn’t jointly market.

Item 1. Reports to Stockholders Continued.

(b) not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2023 and March 31, 2024 were $90,300 and $249,400, respectively.

(b) Audit-Related Fees

Audit-related services provided by the principal accountant to the Registrant for the fiscal years ended March 31, 2023 and March 2024 were $0 and $100,000, respectively.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i)	the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023 and ended March 31, 2024, were $0 and $0, respectively.

(ii)	The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023 and ended March 31, 2024, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements. .

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2024:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of thirteen members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2024:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2024. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	35	$26,199,893,319	130	$52,640,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	35	$26,199,893,319	130	$52,640,192,542

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	39	$31,828,703,819	131	$52,715,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	39	$31,828,703,819	131	$52,715,192,542

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	35	$26,199,893,319	130	$52,640,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	35	$26,199,893,319	130	$52,640,192,542

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	39	$31,828,703,819	131	$52,715,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	39	$31,828,703,819	131	$52,715,192,542

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$1,687,834,693	32	$19,233,958,219	128	$51,815,192,542

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2024:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. We offer a voluntary equity acquisition program which allows employees a direct opportunity to invest in Neuberger Berman. This program is open to senior employees who meet certain investment criteria. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. Contingent amounts under the CCP are held in a notional account representing the Neuberger Berman Portfolio, which is a portfolio of the investment strategies we manage across the firm. For members of investment teams, a portion of the contingent amounts are held in a notional account representing the team’s strategies as determined by senior management, in addition to the Neuberger Berman Portfolio, which is a portfolio of select investment strategies that we manage across the firm. Subject to continued employment at the firm and other conditions, a participant’s contingent amounts vest in equal installments over three years.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior investment professionals may have non-compete restrictions.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Morse	$100,001-$500,000
Joana P. Rocha Scaff	$100,001-$500,000
Jonathan D. Shofet	$100,001-$500,000
Brien Smith	$100,001-$500,000
Peter J. Von Lehe	$100,001-$500,000
Anthony D. Tutrone	Over $1,000,000

(b) Not applicable.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2024.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2024.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Private Markets Access Fund LLC

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer

Date: May 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer
(Principal Executive Officer)

Date: May 31, 2024

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: May 31, 2024